Exhibit 10.50

AMENDMENT NO. 1 AND WAIVER TO

CREDIT AGREEMENT

AMENDMENT NO. 1 AND WAIVER TO CREDIT AGREEMENT, dated as of December 10, 2010 (this “Amendment”), to the Credit Agreement, dated as of June 29, 2010 (the “Credit Agreement”), among HUDSON PACIFIC PROPERTIES, INC., a Maryland corporation (the “REIT”), HUDSON PACIFIC PROPERTIES, L.P., a Maryland limited partnership (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), BARCLAYS CAPITAL INC., the investment banking division of Barclays Bank PLC, and BANC OF AMERICA SECURITIES LLC, as joint lead arrangers and joint bookrunners (in such capacity, collectively, the “Arrangers”), BANK OF AMERICA, N.A., as syndication agent (in such capacity, the “Syndication Agent”), and BARCLAYS BANK PLC, as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower has requested that the Lenders amend and waive certain provisions of the Credit Agreement;

WHEREAS, the Borrower has also requested that the Lender approve the addition of that certain 144,440 square foot office/retail project, located at 222 Kearny Street, San Francisco, CA (“222 Kearny”) and that certain 1,054,631 square foot office/retail project, located at 1455 Market Street, San Francisco, CA (“Market Street”) as Borrowing Base Properties; and

WHEREAS, the Lenders have agreed to make such amendments solely upon the terms and conditions provided for in this Amendment;

NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise noted herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

2. Amendment to Section 1.1 of the Credit Agreement (Defined Terms).

(a) The definition of the term “Consolidated Debt Service Coverage Amount” is hereby amended by inserting the following proviso following the words “within the applicable building”:

“and, provided further, solely for the purpose of determining the Consolidated Debt Service Coverage Amount during such four fiscal quarter period for that certain 1,054,631 square foot office/retail project, located at 1455 Market Street, San Francisco, CA (“Market

Street”) and to the extent the Net Operating Income for such four fiscal quarter period does not include the contractual aggregate gross revenues or expenses allocated to Market Street for Bank of America, N.A. or U.S. Army Corps of Engineers, Net Operating Income for Market Street shall be adjusted accordingly, to include contractual aggregate gross revenues and expenses on a pro forma basis, in a manner reasonably satisfactory to the Administrative Agent.”.

(b) Clause (v)(H) of the definition of the term “Eligible Borrowing Base Property” is hereby is amended in its entirety to read as follows:

“(H) estoppels and subordination and nondisturbance and attornment agreements from all Tenants subject to a Major Lease at such Real Property as the Administrative Agent reasonably deems to be necessary, and”.

3. Waiver to Section 5.3 of the Credit Agreement (Conditions to the Addition of a Borrowing Base Property). Section 5.3(a)(i) of the Credit Agreement is hereby waived solely with respect to that certain 286,270 square foot office/retail project, located at 875 Howard Street, San Francisco, CA and solely to the extent the Occupancy Rate is less than 80% as required by clause (iii) of the definition of “Eligible Borrowing Base Property”; provided that the Occupancy Rate for 875 Howard is not less than 60%.

4. Approval under Section 5.3 of the Credit Agreement (Conditions to the Addition of a Borrowing Base Property). Pursuant to Section 5.3(a)(iii), the Required Lenders and the Administrative Agent hereby approve the addition as Borrowing Base Office Properties of (i) 222 Kearny and (ii) Market Street, subject, in the case of each such property, to the satisfaction of the other conditions set forth in Section 5.3 of the Credit Agreement for such property.

5. Conditions to Effectiveness. This Amendment shall become effective upon the date on which the following conditions have been satisfied (the “Amendment Effective Date”):

(a) Amendment. The Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of the REIT, the Borrower, the Supermajority Lenders with respect to Section 2 and Section 3 and the Required Lenders with respect to Section 4.

(b) Acknowledgment and Consent. The Administrative Agent shall have received an Acknowledgment and Consent (the “Acknowledgment and Consent”), substantially in the form of Exhibit A hereto, duly executed and delivered by the Borrower, the REIT, the Guarantors and each Grantor (as defined in the Guarantee and Collateral Agreement).

(c) Other Lender Expenses. The Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented supported by customary documentation (including reasonable fees, disbursements and other charges of counsel to the Administrative Agent), on or before the Amendment Effective Date.

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(d) Corporate Actions. On or before the Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel, and the Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as the Administrative Agent may reasonably request.

6. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and each Lender that (before and after giving effect to this Amendment):

(a) Each Loan Party has the corporate, limited liability company or partnership power and authority, and the legal right, to make, deliver and perform this Amendment and the Acknowledgment and Consent (the “Amendment Documents”) to which it is a party.

(b) Each Loan Party has taken all necessary corporate, limited liability company or partnership or other action to authorize the execution, delivery and performance of the Amendment Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the Amendment Documents or the execution, delivery, performance, validity or enforceability of this Amendment or the Acknowledgment and Consent, except (i) consents, authorizations, filings and notices which have been obtained or made and are in full force and effect and (ii) the filings referred to in Section 4.19 of the Credit Agreement. Each Amendment Document has been duly executed and delivered on behalf of each Loan Party that is a party thereto. Each Amendment Document constitutes a legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(c) The execution, delivery and performance of the Amendment Documents will not violate any Requirement of Law or any Contractual Obligation of the Borrower or any of its respective Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents).

(d) Each of the representations and warranties made by any Loan Party herein or in or pursuant to the Loan Documents is true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of such date (except that any representation or warranty which by its terms is made as of an earlier date shall be true and correct in all material respects as of such earlier date).

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(e) The Borrower and the other Loan Parties have performed in all material respects all agreements and satisfied all conditions which this Amendment provides shall be performed or satisfied by the Borrower or the other Loan Parties on or before the Amendment Effective Date.

(f) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, or will result from the consummation of the transactions contemplated by this Amendment.

7. Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

8. Limited Effect. All of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Borrower that would require the waiver or consent of the Administrative Agent or the Lenders.

9. GOVERNING LAW; Miscellaneous. (a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Administrative Agent and the Borrower. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

(c) The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns (including assignees of its Loans in whole or in part prior to effectiveness hereof).

10. No Offsets. The Borrower and the Guarantors hereby acknowledge and agree that as of the date of the execution of this Amendment there are no offsets, counterclaims or defenses of any nature whatsoever with respect to the Obligations or any of the Loan Documents.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

HUDSON PACIFIC PROPERTIES, INC., a Maryland corporation

By:	/S/ MARK LAMMAS
Name:	Mark Lammas
Title:	CFO

HUDSON PACIFIC PROPERTIES, L.P., a Maryland limited partnership

By: Hudson Pacific Properties, Inc., a Maryland corporation, its General Partner

By:	/S/ MARK LAMMAS
Name:	Mark Lammas
Title:	CFO

[Signature Page to Amendment No. 1]

BARCLAYS BANK PLC, as Administrative Agent

By:	/S/ CRAIG MALLOY
Name:	Craig Malloy
Title:	Director

[Signature Page to Amendment No. 1]

Bank of America, N.A.

By:	/S/ JAMES P. JOHNSON
Name:	James P. Johnson
Title:	Senior Vice President

[Signature Page to Amendment No. 1]

KeyBank National Association, as a Lender

By:	/S/ JASON R. WEAVER
Name:	Jason R. Weaver
Title	Senior Vice President

[Signature Page to Amendment No. 1]

Wells Fargo Bank, National Association

By:	/S/ KEVIN A. STACKER
Name:	Kevin A. Stacker
Title:	Vice President

[Signature Page to Amendment No. 1]

Bank of Montreal

By:	/S/ LINDA C. HAVEN
Name:	Linda C. Haven
Title:	Managing Director

[Signature Page to Amendment No. 1]

Morgan Stanley Senior Funding, Inc.

By:	/S/ DOMINIC ZANGARI
Name:	Dominic Zangari
Title:	Vice President

[Signature Page to Amendment No. 1]

EXHIBIT A

ACKNOWLEDGEMENT AND CONSENT

Reference is made to the AMENDMENT NO. 1 AND WAIVER TO CREDIT AGREEMENT, dated as of December [            ], 2010 (the “Amendment”), to the Credit Agreement, dated as of June 29, 2010 (the “Credit Agreement”), among HUDSON PACIFIC PROPERTIES, INC., a Maryland corporation (the “REIT”), HUDSON PACIFIC PROPERTIES, L.P., a Maryland limited partnership (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), BARCLAYS CAPITAL INC., the investment banking division of Barclays Bank PLC, and BANC OF AMERICA SECURITIES LLC, as joint lead arrangers and joint bookrunners (in such capacity, collectively, the “Arrangers”), BANK OF AMERICA, N.A., as syndication agent (in such capacity, the “Syndication Agent”), and BARCLAYS BANK PLC, as administrative agent (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

Each of the undersigned parties to the Guarantee and Collateral Agreement and the other Security Documents hereby (a) consents to the transactions contemplated by the Amendment and (b) acknowledges and agrees that the guarantees and grants of security interests made by such party contained in the Guarantee and Collateral Agreement and the other Security Documents are, and shall remain, in full force and effect after giving effect to the Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the day first written above.

HUDSON PACIFIC PROPERTIES, INC., a Maryland corporation

By:
Name:
Title:

HUDSON PACIFIC PROPERTIES, L.P., a Maryland limited partnership

By: Hudson Pacific Properties, Inc., a Maryland corporation, its General Partner

By:
Name:
Title:

[Signature Page to Acknowledgement and Consent]

HFOP ASSOCIATES, LLC, a Delaware limited liability company

By: Hudson Office Properties, LLC, a Delaware limited liability company, its Sole Member

By: Hudson Pacific Properties, L.P., a Maryland limited partnership, its Sole Member

By: Hudson Pacific Properties, Inc., a Maryland corporation, its General Partner

By:
Name:
Title:

[Signature Page to Acknowledgement and Consent]

HFOP CITY PLAZA, LLC, a Delaware limited liability company

HFOP Associates, LLC, a Delaware limited liability company, its Sole Member

By: Hudson Office Properties, LLC, a Delaware limited liability company, its Sole Member

By: Hudson Pacific Properties, L.P., a Maryland limited partnership, its Sole Member

By: Hudson Pacific Properties, Inc., a Maryland corporation, its General Partner

By:
Name:
Title:

HOWARD STREET ASSOCIATES LLC, a Delaware limited liability company

By: Hudson Pacific Properties, L.P., a Maryland limited partnership, its Sole Member

By: Hudson Pacific Properties, Inc., a Maryland corporation, its General Partner

By:
Name:
Title:

[Signature Page to Acknowledgement and Consent]

HUDSON DEL AMO OFFICE, LLC, a Delaware limited liability company

By: Hudson Pacific Properties, L.P., a Maryland limited partnership, its Sole Member

By: Hudson Pacific Properties, Inc., a Maryland corporation, its General Partner

By:
Name:
Title:

HUDSON OFFICE PROPERTIES, LLC, a Delaware limited liability company

By: Hudson Pacific Properties, L.P., a Maryland limited partnership, its Sole Member

By: Hudson Pacific Properties, Inc., a Maryland corporation, its General Partner

By:
Name:
Title:

HUDSON PACIFIC SERVICES, INC., a Maryland corporation

By:
Name:
Title:

[Signature Page to Acknowledgement and Consent]

HUDSON SUNSET GOWER, LLC, a Delaware limited liability company

By: Hudson Pacific Properties, L.P., a Maryland limited partnership, its Sole Member

By: Hudson Pacific Properties, Inc., a Maryland corporation, its General Partner

By:
Name:
Title:

[Signature Page to Acknowledgment and Consent]

SGS HOLDINGS, LLC, a Delaware limited liability company

By: SGS Realty I, LLC, a Delaware limited liability company, its Sole Member

By: SGS Realty II, LLC, a Delaware limited liability company, its Sole Member

By: Hudson Sunset Gower, LLC, a Delaware limited liability company, its Sole Member

By: Hudson Pacific Properties, L.P., a Maryland limited partnership, its Sole Member

By: Hudson Pacific Properties, Inc., a Maryland corporation, its General Partner

By:
Name:
Title:

[Signature Page to Acknowledgment and Consent]

SGS REALTY I, LLC, a Delaware limited liability company

By: SGS Realty II, LLC, a Delaware limited liability company, its Sole Member

By: Hudson Sunset Gower, LLC, a Delaware limited liability company, its Sole Member

By: Hudson Pacific Properties, L.P., a Maryland limited partnership, its Sole Member

By: Hudson Pacific Properties, Inc., a Maryland corporation, its General Partner

By:
Name:
Title:

[Signature Page to Acknowledgment and Consent]

SGS REALTY II, LLC, a Delaware limited liability company

By: Hudson Sunset Gower, LLC, a Delaware limited liability company, its Sole Member

By: Hudson Pacific Properties, L.P., a Maryland limited partnership, its Sole Member

By: Hudson Pacific Properties, Inc., a Maryland corporation, its General Partner

By:
Name:
Title:

SUNSET GOWER SERVICES, LLC, a Delaware limited liability company

By: Hudson Pacific Services, Inc., a Maryland corporation, its Sole Member

By:
Name:
Title:

[Signature Page to Acknowledgment and Consent]

HUDSON 9300 WILSHIRE, LLC, a Delaware limited liability company

By: Hudson Pacific Properties, L.P., a Maryland limited partnership, its Sole Member

By: Hudson Pacific Properties, Inc., a Maryland corporation, its General Partner

By:
Name:
Title:

[Signature Page to Acknowledgment and Consent]